Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby authorizes and appoints any person listed below or Jean-Pierre Sbraire, Chief Financial Officer of TotalEnergies SE, as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to act, without any other, for him or her and in his or her name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (including under any other appropriate Form) of TotalEnergies SE, a French societas europaea, and any or all amendments (including post-effective amendments) thereto, relating to the registration under the U.S. Securities Act of 1933, as amended, of common shares, nominal value 2.50 euros each, of TotalEnergies SE that may be issued pursuant to the TotalEnergies Holdings USA, Inc. 2023 Employee Shareholder Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, or any state regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together, shall constitute one instrument.

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[Signature page of Form S-8 Power of Attorney TotalEnergies SE]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the dates noted below.

Date:	March 24, 2023	By:	/s/ Patrick Pouyanné
		Name:	Patrick Pouyanné
		Title:	Chairman and Chief Executive Officer

Date:	March 24, 2023	By:	/s/ Jacques Aschenbroich
		Name:	Jacques Aschenbroich
		Title:	Director

Date:	March 26, 2023	By:	/s/ Patricia Barbizet
		Name:	Patricia Barbizet
		Title:	Director

Date:	By:
	Name:	Marie-Christine Coisne-Roquette
	Title:	Director

Date:	March 25, 2023	By:	/s/ Jérôme Contamine
		Name:	Jérôme Contamine
		Title:	Director

Date:	March 28, 2023	By:	/s/ Lise Croteau
		Name:	Lise Croteau
		Title:	Director

Date:	March 24, 2023	By:	/s/ Mark Cutifani
		Name:	Mark Cutifani
		Title:	Director

Date:	By:
	Name:	Romain Garcia-Ivaldi
	Title:	Director

[Signature page of Form S-8 Power of Attorney TotalEnergies SE]

Date:	March 23, 2023	By:	/s/ Glenn Hubbard
		Name:	Glenn Hubbard
		Title:	Director

Date:	March 24, 2023	By:	/s/ Maria van der Hoeven
		Name:	Maria van der Hoeven
		Title:	Director

Date:	March 23, 2023	By:	/s/ Anne-Marie Idrac
		Name:	Anne-Marie Idrac
		Title:	Director

Date:	March 24, 2023	By:	/s/ Emma de Jonge
		Name:	Emma de Jonge
		Title:	Director

Date:	March 24, 2023	By:	/s/ Jean Lemierre
		Name:	Jean Lemierre
		Title:	Director

Date:	March 28, 2023	By:	/s/ Angel Pobo
		Name:	Angel Pobo
		Title:	Director

Date:	March 20, 2023	By:	/s/ Frédéric Agnès
		Name:	Frédéric Agnès
		Title:	Chief Accounting Officer

Date:	March 20, 2023	By:	/s/ Robert O. Hammond
		Name:	Robert O. Hammond
		Title:	Authorized Representative in the United States

[Signature page of Form S-8 Power of Attorney TotalEnergies SE]